GOF P21 11/21

SUPPLEMENT DATED NOVEMBER 1, 2021

TO THE CURRENTLY EFFECTIVE PROSPECTUSES

OF EACH OF THE LISTED FUNDS

FRANKLIN GROWTH FUND

(a series of Franklin Custodian Funds)

FRANKLIN DISRUPTIVE COMMERCE ETF

FRANKLIN GENOMIC ADVANCEMENT ETF

FRANKLIN INTELLIGENT MACHINES ETF

FRANKLIN EXPONENTIAL DATA ETF

(each a series of Franklin Templeton ETF Trust)

The prospectus is amended as follows:

I.  The following is added to the “Fund Summaries – Franklin Growth Fund – Portfolio Managers” section of the prospectus:

Portfolio Managers

Joyce Lin, CFA

Portfolio Manager and Research Analyst of Advisers and portfolio manager of the Fund since November 2021.

II. The following is added under “Fund Details – Franklin Growth Fund – Management” section of the prospectus regarding the Fund’s portfolio managers:

Joyce Lin, CFA Portfolio Manager and Research Analyst of Advisers

Ms. Lin has been a portfolio manager of the Fund since November 2021, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton in 2014.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

III. All references to Joyce Lin in the Franklin Disruptive Commerce ETF, Franklin Genomic Advancements ETF, Franklin Intelligent Machines ETF and Franklin Exponential Data ETF have been removed from the “Fund Summaries – Portfolio Managers” and the “Fund Details – Portfolio Managers” sections of each prospectus.

Please keep this supplement with your prospectus for future reference.